                                                                   Exhibit 10.13

                       SIXTH AMENDMENT TO CREDIT AGREEMENT

     This SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of March 29, 2002, is among (a) WASTE HOLDINGS, INC., a North Carolina corporation having its principal place of business at 3301 Benson Drive, Suite 601, Raleigh, North Carolina 27609 (the "Parent"), and each of the subsidiaries of the Parent (the "Subsidiaries" and together with the Parent, the "Borrowers"), (b) FLEET NATIONAL BANK, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110 (acting in its individual capacity, "Fleet"), and the other lending institutions listed on Schedule 1 (collectively, the "Banks"), (c) FLEET NATIONAL BANK, as Administrative Agent for the Bank, (the "Administrative Agent"), and (d) Branch Banking AND Trust Company, as Documentation Agent for the Banks (the "Documentation Agent").

     WHEREAS, the Borrowers, the Banks, the Administrative Agent and the Documentation Agent are parties to that certain Revolving Credit Agreement dated as of November 9, 1999 (as amended, the "Credit Agreement");

     WHEREAS, the Parent and The Prudential Insurance Company Of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, U.S. Private Placement Fund (collectively with any other noteholders who are or may become parties, the "Noteholders") are parties to certain Purchase Agreements (as defined in the Credit Agreement and as amended through the date hereof, the "Purchase Agreements");

     WHEREAS, the Borrowers have requested that the Banks modify certain provisions of the Credit Agreement;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     ss.1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

     ss.2. Amendments to the Credit Agreement.

     As of the Sixth Amendment Effective Date, the Credit Agreement is hereby as follows:

     (A) Amendment to ss.1.1.

     The definition of "Pricing Table" is deleted from Section 1.1 and replaced with the following new definition:

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                                      -2-

"Pricing Table:
 -------------

----------- --------------- ---------------- ----------------- ------------------ ------------------

                               Applicable       Applicable       Applicable
                               Eurodollar       Base Rate        L/C Margin         Applicable
                                 Margin           Margin         (per annum)        Commitment
                                 (per             (per                                  Rate
Level       Pricing Ratio        annum)           annum)                             (per annum)
----------- --------------- ---------------- ----------------- ------------------ ------------------
    1         Less than          1.75%            0.25%              1.75%             0.375%
              2.50 to 1
----------- --------------- ---------------- ----------------- ------------------ ------------------
    2         Greater            2.00%            0.25%              2.00%             0.375%
              than or
              equal to
              2.50 and
              less than
              3.00 to 1
----------- --------------- ---------------- ----------------- ------------------ ------------------
    3         Greater            2.25%            0.25%              2.25%              0.50%
              than or
              equal to
              3.00 and
              less than
              3.50 to 1
----------- --------------- ---------------- ----------------- ------------------ ------------------
    4         Greater            2.50%            0.50%              2.50%              0.50%
              than or
              equal to
              3.50 and
              less than
              4.00 to 1
----------- --------------- ---------------- ----------------- ------------------ ------------------
    5         Greater            2.75%            0.75%              2.75%              0.50%
              than or
              equal to
              4.00 and
              less than
              4.50 to 1
----------- --------------- ---------------- ----------------- ------------------ ------------------

Any change in the applicable margin shall become effective on the first day after receipt by the Banks of the financial statements delivered pursuant to ss.6.4(a) or (b) which indicate a change in the Pricing Ratio. If at any time such financial statements are not delivered within the time periods specified in ss.6.4(a) or (b), the applicable margin shall be the highest rate set forth in the respective column of the Pricing Table, subject to adjustment upon actual receipt of such financial statements."

     (B) Amendments to ss.7.4.1.

     Section 7.4.1 of the Credit Agreement is hereby amended by replacing the references to "$15,000,000" appearing in subsections (a) and (j) thereof with "$5,000,000" in

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                                      -3-

     each case, and by deleting the proviso added to the end of Section 7.4.1(j) in the Fifth Amendment.

     Section 7.4.1 of the Credit Agreement is hereby further amended by adding the following new Section 7.4.1(k) immediately following Section 7.4.1(j):

     "(k) after taking into account any borrowings to be made in connection with any acquisition, the Borrowers shall have at least $6,000,000 of borrowing availability under Section 2.1."

     (C) Amendment to ss.7.6

     Section 7.6 of the Credit Agreement is amended and restated in its entirety to read as follows:

         "7.6 Restricted Distributions and Redemptions. The Borrowers shall not redeem, convert, retire or otherwise acquire shares of any class of its capital stock or other equity interest, or make any Distributions, except that any Borrower may make Distributions to another Borrower and provided, however, that the Parent may acquire shares of its capital stock in an amount not to exceed $50,000 during the remaining term of this Agreement so long as the Parent shall not acquire such shares of its capital stock from any officers, directors, or holders of 5% or more of its outstanding stock, or any family members of the persons in the foregoing categories. In addition, the Borrowers shall not effect or permit any change in or amendment to any document or instrument pertaining to the terms of any Borrower's capital stock or other equity interest. Notwithstanding the foregoing, no Borrower shall make any Distribution under this ss.7.6 if a Default or Event of Default exists or would be created by the making of such Distribution."

     (D) Amendment to ss.8.2.

     Section 8.2 of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and replacing it with the following table:
"
-------------------------------------- -------------------------
Fiscal Quarter Ending                            Ratio
-------------------------------------- -------------------------
March 31, 2002                                   3.60:1
-------------------------------------- -------------------------
June 30, 2002                                    3.60:1
-------------------------------------- -------------------------
September 30, 2002 and thereafter                3.50:1
-------------------------------------- -------------------------
                                                                ."

     (E) Amendment to ss.8.4.

     Section 8.4 of the Credit Agreement is hereby amended by deleting the section in its entirety and inserting in its place the following new
     Section 8.4:

     "8.4 Interest Coverage.

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                                      -4-

         The Borrowers will not permit the ratio of (x) EBITA to (y) Consolidated Total Interest Expense to be less than the ratio for the quarters ending on or within the respective periods set forth in the following table:

----------------------------------------- -----------------------
Fiscal Quarter Ending                             Ratio

----------------------------------------- -----------------------
March 31, 2002                                    2.00:1
----------------------------------------- -----------------------
June 30, 2002                                     2.15:1
----------------------------------------- -----------------------
September 30, 2002 - September 30, 2003           2.25:1
----------------------------------------- -----------------------
December 31, 2003 and thereafter                  2.50:1
----------------------------------------- -----------------------
                                                                 ."

     (F) Amendment to ss.8.6.

     Section 8.6 of the Credit Agreement is hereby amended by deleting the section in its entirety and inserting in its place the following new
     Section 8.6:

     "8.6 Capital Expenditures. Capital Expenditures for any fiscal year shall not exceed (i) $25,000,000 for the fiscal year 2002, (ii) $28,000,000 for the fiscal year 2003, and (iii) thereafter, 1.25 times the sum of (a) actual depreciation expenses plus (b) amortization expense pertaining to landfills for such fiscal year."

     ss.3. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Banks as follows:


     (a) The representations and warranties of the Borrowers contained in the Credit Agreement, as amended hereby, (i) were true and correct in all material respects when made, and (ii) continue to be true and correct in all material respects on the date hereof, except to the extent of changes permitted by the Credit Agreement, as amended, including this Amendment, and the other Loan Documents, and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, or to the extent such representations and warranties by their terms are made solely as of a prior date.

     (b) The execution and delivery by the Borrowers of this Amendment and the performance by the Borrowers of all of their agreements and obligations under this Amendment and the Credit Agreement as amended hereby (i) are within the authority of each of the Borrowers, (ii) have been duly authorized by all necessary proceedings or actions by each of the Borrowers, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrowers are subject or any judgment, order, writ, injunction, license or permit applicable to the Borrowers, and (iv) do not conflict with any provision of the charter, by-laws or any agreement or other instrument binding upon any of the Borrowers.

     (c) This Amendment, and the Credit Agreement as amended hereby, and the other Loan Documents to which each of the Borrowers is a party constitute the legal, valid and binding obligations of each of the Borrowers (as the case may be) enforceable against each such Person in accordance with their respective terms.

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                                      -5-

     ss.4. Effectiveness. This Amendment shall be effective upon the occurrence of the following (the "Sixth Amendment Effective Date"):

     (i) receipt by the Administrative Agent of this Amendment signed by the Borrowers and the Majority Banks;

     (ii) a copy of conforming amendments to the Purchase Agreements; and

     (iii) an amendment fee, payable to each Bank executing this Amendment, in the amount of 0.015% of the applicable Bank's Total Commitment (the "Amendment Fee"), provided, that each Bank executing this Amendment must have returned a copy of its original executed counterpart of this Amendment to the Administrative Agent, via facsimile, by 5:00 P.M. on April 9, 2002 in order to be entitled to the Amendment Fee.

     ss.5. Costs and Expenses. The Borrowers acknowledge and agree that the reasonable costs and expenses incurred by the Administrative Agent (including attorneys' fees) in the preparation, negotiation and execution of this Amendment and the other documents and instruments contemplated hereby are for the account of the Borrowers as provided in ss.15 of the Credit Agreement.

     ss.6. Miscellaneous Provisions.

     (a) The consents and waivers granted herein are limited strictly to their terms, shall apply only to the specific transactions described herein, shall not extend to or affect any of the Borrowers' Obligations contained in the Credit Agreement, the other Loan Documents and shall not impair any rights consequent thereon. The Administrative Agent and the Banks shall not have any obligation to issue any further consent with respect to the subject matter of this Amendment or any other matter. Except as expressly set forth herein, nothing contained herein shall be deemed to be a waiver of, or shall in any way impair or prejudice, any rights of the Administrative Agent or the Banks under the Credit Agreement or the other Loan Documents.

     (b) THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER SEAL UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

     (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     (d) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

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                                      -6-

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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                                      -7-

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                  BORROWERS

                                  Waste Holdings, Inc.

                                  By:________________________________________
                                  Name:
                                  Title:

                                  Waste Industries, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

                                  Duplin County Disposal, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

                                  Van Buren County Landfill, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

                                  Waste Industries LandCo, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

                                  Waste Services of North Carolina, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

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                                   -8-

                                  North Mecklenburg Sanitation, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

                                  ECO Services, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

                                  Southern Waste Services of Mississippi, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

                                  Quick-Way Salvage, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

                                  KABCO of North Carolina, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

                                  Reliable Trash Service, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

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                                   -9-

                                  Southern Waste of Alabama, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

                                  Waste Industries of Mississippi, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

                                  Waste Services of Memphis, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

                                  WasteCo, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

                                  Laurens County Landfill, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

                                  S & S Enterprises of Mississippi, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

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                                   -10-

                                  Sampson County Disposal, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

                                  Safeguard Landfill Management, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

                                  Shamrock Environmental Services, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

                                  TransWaste Services, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

                                  Old Kings Road Solid Waste, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

                                  Waste Industries Property Co., LLC

                                  By:________________________________________
                                  Name:
                                  Title:

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                                   -11-

                                  Railroad Avenue Disposal, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

                                  Liberty Waste Lending Company, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

                                  Waste Services of Tennessee, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

                                  Waste Industries of Tennessee, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

                                  Waste Services of Decatur, LLC

                                  By:________________________________________
                                  Name:
                                  Title:


                                  Red Rock Disposal, LLC

                                  By:________________________________________
                                  Name:
                                  Title:

                                  Moss Point Disposal, LLC

                                  By:________________________________________

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                                   -12-

                                  Name:
                                  Title:


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                                   -13-

                                  AGENTS AND BANKS

                                  FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), individually and as Administrative Agent




                                  By:________________________________________
                                  Name:


                                  BRANCH BANKING AND TRUST COMPANY,
                                  individually and as Documentation Agent




                                  By:________________________________________
                                  Name:


                                  COMERICA BANK

                                  By:________________________________________
                                  Name:


                                  WACHOVIA BANK, N.A.

                                  By:
                                  Name:


                                  CITIZENS BANK OF MASSACHUSETTS (as successor to USTRUST)




                                  By:________________________________________
                                  Name:


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                                      -14-

                                  RBC CENTURA BANK (f/k/a Centura Bank)




                                  By:________________________________________
                                  Name:


                                  BAYERISCHE HYPO-UND VEREINSBANK, AG

                                  By:________________________________________
                                  Name: